KANSAS TAX FREE FUND



                                  ANNUAL REPORT



                             Dated December 31, 1995



Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.

Voyageur ARIZONA Tax Free Fund          Voyageur MINNESOTA Tax Free Fund
Voyageur CALIFORNIA Tax Free Fund       Voyageur NATIONAL Tax Free Fund
Voyageur COLORADO Tax Free Fund         Voyageur NEW MEXICO Tax Free Fund
Voyageur FLORIDA Tax Free Fund          Voyageur NORTH DAKOTA Tax Free Fund
Voyageur IDAHO Tax Free Fund            Voyageur UTAH Tax Free Fund
Voyageur IOWA Tax Free Fund             Voyageur WISCONSIN Tax Free Fund
Voyageur KANSAS Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

Voyageur ARIZONA Insured                Voyageur MISSOURI Insured
  Tax Free Fund                           Tax Free Fund
Voyageur CALIFORNIA Insured             Voyageur NATIONAL Insured
  Tax Free Fund                           Tax Free Fund
Voyageur FLORIDA                        Voyageur OREGON
  Tax Free Fund                           Tax Free Fund
Voyageur MINNESOTA Insured Fund         Voyageur WASHINGTON
                                          Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited
Voyageur MINNESOTA Limited Term Tax Free Fund           Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

Voyageur AGGRESSIVE GROWTH Fund       Voyageur GROWTH Stock Fund
Voyageur GROWTH AND INCOME Fund       Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

Voyageur CALIFORNIA MUNICIPAL CASH Series   Voyageur MUNICIPAL CASH Series
Voyageur FLORIDA MUNICIPAL CASH Series      Voyageur OHIO MUNICIPAL CASH Series
Voyageur GOVERNMENT CASH Series             Voyageur PRIME CASH Series
Voyageur MINNESOTA MUNICIPAL CASH Series    Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).


Dear Shareholder:

1995 was an excellent year for municipal bond fund investors and I am pleased to report that your Fund did extremely well.

As you may recall, the previous year, 1994, represented one of the most difficult years for fixed income investors since the 1920s. Voyageur's investment strategy, however, emphasizes total return over the long term. Shareholders who maintained a long term outlook through 1994 are to be congratulated for their patience. This patience was rewarded in 1995.

Two of the major factors contributing to the resurgence of the municipal bond market this past year were:

* Progressively lower interest rates throughout the year. (Falling interest rates directly increases the value of your Fund's portfolio, and hence, your shares.)

* A narrowing "spread" between yields on higher quality bonds versus lower quality bonds. (Your Fund benefited from maintaining a large position in quality bonds.)

In the following pages, Beth Howell, the Portfolio Manager, will elaborate on these and other points of interest regarding the municipal bond market in 1995. She will also share Voyageur's economic outlook for the next fiscal year.

Finally, I'd like to apprise you of the amount of capital appreciation and current income generated by the Fund on your behalf in 1995.

                                                                                                 TOTAL NET
                                             NET ASSET        NET ASSET                           ASSETS
                                               VALUE            VALUE           DIVIDENDS         END OF
                                             BEGINNING           END            PAID PER          PERIOD
PERIOD                                       OF PERIOD        OF PERIOD           SHARE           (000'S)
------                                      -----------       ---------        -----------      ---------
Period ended December 31, 1995:
   Class A Shares                             $9.50            $10.73             $0.55             $10,677
   Class B Shares                             10.19*            10.74              0.33                 677
   Class C Shares                             10.20**           10.72              0.31                  40
_________________________________
 * Net asset value at April 8, 1995 (commencement of operations)
** Net asset value at April 12, 1995 (commencement of operations)

I will be reporting to you again in August, 1996 to review the first half of the coming year. In the interim, if you have any questions or comments about your Fund, please call Voyageur's Shareholder Services Department at (800)545-3863 or your financial advisor.

Thank you for investing with Voyageur.

Sincerely,


John G. Taft
President
Voyageur Kansas Tax Free Fund


FUND INVESTMENT OBJECTIVE AND STRATEGY

The primary objective of the Voyageur Kansas Tax Free Fund is to seek as high a level of current income exempt from federal income tax and from state income tax as is consistent with preservation of capital.

The Kansas Tax Free Fund generally invests in long-term, quality municipal bonds. The Fund is exempt from federal income tax and Kansas state income tax. We believe that investment grade municipal bonds for the Kansas Tax Free Fund offer the best value in today's interest rate environment.

DISCUSSION OF FUNDS PERFORMANCE
by Elizabeth H. Howell

MS. HOWELL IS A SENIOR VICE PRESIDENT AND TAX EXEMPT PORTFOLIO MANAGER FOR VOYAGEUR FUND MANAGERS. SHE HAS MANAGED THE VOYAGEUR KANSAS TAX FREE FUND SINCE ITS INCEPTION.

We at Voyageur are pleased to report the 1995 performance results of the Voyageur Kansas Tax Free Fund. For the fiscal year ending December 31, 1995 only Class A Shares were in operation for the entire year. The Fund achieved a total return of +19.13% (for Class 'A' shares, assuming purchase of shares at net asset value and reinvestment of dividend and capital gains). For additional information about total returns achieved by the Fund over other time frames and including the effect of sales charges, please refer to the chart on page 7.

FACTORS AFFECTING FUND PERFORMANCE IN 1995

As previously discussed, a general downward trend in prevailing interest rates had a positive impact on the net asset value of Fund shares in 1995. The Fund was able to achieve an excellent total return relative to other Kansas municipal bond funds during this period. (According to Lipper Analytical Services, your Fund was ranked #1 of 7 Kansas municipal bond funds for total return in 1995. The Lipper Kansas group's total return averaged +15.83% during this period.) Keep in mind, however, that past performance does not guarantee future results.

Your Fund was able to capture significant capital appreciation through duration management. Longer duration funds experience wider fluctuations in market prices than shorter duration funds. The Voyageur Kansas Tax Free Fund started 1995 with an average weighted duration of over 10.5 years which allowed for a significant increase in net asset value. After having captured this market rally, the duration of the Fund was systematically reduced, closing the year at approximately 7.8 years.

The Voyageur Kansas Tax Free Fund also benefited from relative changes in value between high quality bonds and lower quality bonds. As interest rate spreads between these two classes of municipal bonds narrowed, high quality bonds (which had been dramatically oversold during the 1994 bear market) gained significant relative value. As of December 31, 1995 the Fund was comprised of 70% AAA and/or Aaa bonds, and 100% of the Fund was held in investment grade securities.

Finally, supply and demand trends of Kansas municipal bonds benefited Fund shareholders. New issuance of municipal bonds remained low. A lower level of supply of Kansas bonds favors existing bond holders, particularly large institutional buyers, such as mutual funds.

OUTLOOK FOR 1996

Our outlook for the Kansas municipal bond market remains bullish. However, we do not anticipate as significant levels of total return in the upcoming year as was achieved in 1995.

Our 1996 economic outlook calls for:

* CONTINUED LOW RATES OF INFLATION. We expect a Consumer Price Index (CPI) increase of from 2.5% to 2.8%.

* SLOWING OF ECONOMIC GROWTH. In 1995 U.S. Gross Domestic Product (GDP) climbed about 3%. Voyageur's 1996 projection for GDP calls for an increase of about 2.4%.

* STABLE TO SLIGHTLY DECLINING INTEREST RATES. During 1995 the Federal Reserve Board encouraged lower interest rates by reducing the Federal Funds Rate by a total of .5%. (Rates were subsequently lowered by an additional .25% in February 1996.) We expect further reductions of .5% to .75%, which will likely occur well in advance of the November elections.

In conclusion, Voyageur believes the municipal bond market will have a good year in 1996. However, we advise against expectations of total return levels achieved in 1995.

     PURSUANT TO RULE 232.304(a) OF REGULATION S-T THE FOLLOWING IS A TABULAR REPRESENTATION OF A LINE GRAPH FOR VOYAGEUR KANSAS TAX FREE FUND PORTFOLIO ABSTRACT FOR THE PERIOD ENDED DECEMBER 31, 1995. THE DATA REPRESENTS THE CUMULATIVE TOTAL RETURN OF A HYPOTHETICAL INVESTMENT IN CLASS A SHARES OF
$10,000  MADE ON THE DATE THE FUND  COMMENCED  OPERATIONS  THROUGH  DECEMBER 31,
1995.

             ENDING VALUE   ENDING VALUE     ENDING VALUE
             WITH SALES    WITHOUT SALES      LEHMAN BROS.
DATE           CHARGE         CHARGE          BOND INDEX
----            ------        ------          ----------
Nov-92          9525           10000           10000
Dec-92          9575.01        10052.5         10131
Jan-93          9525           10316.9         10239.402
Feb-93          9854.2         10673.46        10673.552
Mar-93          9846.92        10665.58        10580.692
Apr-93          9895.06        10717.72        10714.009
May-93          9991.14        10821.8         10802.935
Jun-93         10105.95        10946.14        11001.709
Jul-93         10183.68        11030.34        11014.911
Aug-93         10328.67        11187.39        11278.168
Sep-93         10502.33        11375.48        11420.273
Oct-93         10569.79        11448.55        11440.829
Nov-93         10530.47        11405.96        11314.98
Dec-93         10652.65        11538.31        11587.671
Jan-94         10779.06        11675.22        11733.676
Feb-94         10609.41        11491.46        11385.186
Mar-94         10268.79        11122.53        10785.186
Apr-94         10245.84        11097.67        10873.625
May-94         10262.79        11116.03        11001.934
Jun-94         10118.03        10959.24        10891.914
Jul-94         10347.46        11207.73        11141.339
Aug-94         10373.78        11236.25        11172.535
Sep-94         10175.26        11021.22        10949.084
Oct-94         9924.69         10749.82        10660.028
Nov-94         9673.19         10477.41        10410.584
Dec-94         9886.56         10708.51        10737.476
Jan-95         10215.49        11064.8         11157.311
Feb-95         10577.31        11456.7         11562.322
Mar-95         10688.22        11576.83        11694.132
Apr-95         10693.58        11582.64        11691.793
May-95         11060.38        11979.93        12132.574
Jun-95         10927.27        11835.75        11945.732
Jul-95         10976.11        11888.65        12007.85
Aug-95         11100.66        12023.56        12172.358
Sep-95         11247.2         12182.29        12268.519
Oct-95         11437.65        12388.57        12529.839
Nov-95         11683.76        12655.14        12806.748
Dec-95         11777.41        12756.57        12986.043


                         VOYAGEUR KANSAS TAX FREE FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                (CLASS A SHARES)
                                ----------------

                                                   SINCE
                                          1 Year  11/30/92**
                                          ------  ----------
               Without Sales Charge       19.13%   8.20%
               With Sales Charge*         13.47%   6.51%
               Lehman Bros. 20            20.94%   8.84%
               Year Municipal
               Bond Index

                         VOYAGEUR KANSAS TAX FREE FUND
                                 TOTAL RETURNS
                                (CLASS B SHARES)
                                ----------------

                                               SINCE
                                              4/8/95**
                                              --------
               Without Contingent Deferred      8.76%
               Sales Charge
               With Contingent Deferred         4.76%
               Sales Charge***

                         VOYAGEUR KANSAS TAX FREE FUND
                                 TOTAL RETURNS
                                (CLASS C SHARES)
                                ----------------

                  SINCE
                  4/12/95**
                  ---------
                  8.29%

  * Average annual total returns include the maximum 4.75% sales charge. ** Commencement of operations.
*** Assumes redemption on December 31, 1995.

INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
Voyageur Investment Trust:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur Kansas Tax Free Fund (a fund within Voyageur Investment Trust) as of December 31, 1995, the related statement of operations for the year ended December 31, 1995, the statements of changes in net assets for the year ended December 31, 1995, the two-month period ended December 31, 1994 and the year ended October 31, 1994 and the financial highlights for the year ended December 31, 1995, the two-month period ended December 31, 1994, the year ended October 31, 1994 and the period from November 30, 1992, commencement of operations, to October 31, 1993. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur Kansas Tax Free Fund as of December 31, 1995, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                        KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 9, 1996

VOYAGEUR KANSAS TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                       DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------------
       ASSETS
Investments in securities, at market value (note 1)
   (identified cost, $10,794,843)................................................               $11,434,783
Cash in bank on demand deposit...................................................                   255,137
Accrued interest receivable......................................................                   255,092
                                                                                                -----------
   Total assets..................................................................                11,945,012
                                                                                                -----------

       LIABILITIES
Dividends payable to shareholders................................................                    48,766
Payable for investment securities purchased......................................                   483,724
Distribution fees payable........................................................                     1,269
Other accrued expenses...........................................................                    17,310
                                                                                                -----------
   Total liabilities.............................................................                   551,069
                                                                                                -----------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES......................................               $11,393,943
                                                                                                ===========

Represented by:
   Paid-in capital (note 1)......................................................               $10,878,646
   Undistributed net investment income...........................................                     6,256
   Accumulated net realized loss on investments..................................                  (130,899)
   Unrealized appreciation of investments........................................                   639,940
                                                                                                -----------

     TOTAL NET ASSETS............................................................               $11,393,943
                                                                                                ===========

Net assets applicable to outstanding Class A shares..............................               $10,677,403
                                                                                                ===========
Net assets applicable to outstanding Class B shares..............................               $   676,949
                                                                                                ===========
Net assets applicable to outstanding Class C shares..............................               $    39,591
                                                                                                ===========

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of beneficial interest outstanding:  995,218 (note 4)........                    $10.73
                                                                                                     ======
   Class B - Shares of beneficial interest outstanding:  63,056 (note 4).........                    $10.74
                                                                                                     ======
   Class C - Shares of beneficial interest outstanding:  3,692 (note 4)..........                    $10.72
                                                                                                     ======

See accompanying notes to financial statements.

VOYAGEUR KANSAS TAX FREE FUND
STATEMENT OF OPERATIONS                                                        YEAR ENDED DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------------
Investment income:
   Interest..................................................................                    $  530,002
                                                                                                 ----------

Expenses (note 3):
   Investment advisory and management fee....................................                        47,512
   Dividend-disbursing, administrative and accounting services fee...........                        14,005
   Printing, postage and supplies............................................                         1,043
   Audit and accounting fees.................................................                         4,011
   Legal fees................................................................                           170
   Distribution fees - Class A...............................................                        23,138
   Distribution fees - Class B...............................................                         2,445
   Distribution fees - Class C...............................................                           136
   Directors' fees...........................................................                           811
   Registration fees.........................................................                           278
   Custodian fees............................................................                        10,842
   Other.....................................................................                         2,777
                                                                                                 ----------
     Total expenses..........................................................                       107,168
   Less:  Expenses waived or absorbed........................................                       (70,561)
                                                                                                 ----------
   Net expenses before earnings credits on uninvested cash balances..........                        36,607
   Less:  Earnings credits on uninvested cash balances.......................                       (10,841)
                                                                                                 ----------
     Total net expenses......................................................                        25,766
                                                                                                 ----------
     Investment income - net.................................................                       504,236
                                                                                                 ----------

Realized and unrealized gain (loss) on investments:
   Realized loss on security transactions....................................                      (130,899)
   Net change in unrealized appreciation or depreciation of investments......                     1,235,987
                                                                                                 ----------
     Net gain on investments.................................................                     1,105,088
                                                                                                 ----------

     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................                    $1,609,324
                                                                                                 ==========

See accompanying notes to financial statements.

VOYAGEUR KANSAS TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
                                                                         YEAR           TWO MONTHS        YEAR
                                                                         ENDED             ENDED          ENDED
                                                                     DECEMBER 31,      DECEMBER 31,    OCTOBER 31,
Operations:                                                              1995          1994 (NOTE 1)       1994
                                                                     -----------       ----------      ----------
   Investment income - net........................................    $  504,236       $   65,301      $  234,687
   Realized gain (loss) on investments - net......................      (130,899)              --             232
   Net change in unrealized appreciation or
     depreciation of investments..................................     1,235,987          (83,900)       (572,443)
                                                                     -----------       ----------      ----------
       Net increase (decrease) in net assets resulting from operations 1,609,324          (18,599)       (337,524)
                                                                     -----------       ----------      ----------

Distributions to shareholders from:
   Investment income - net:
     Class A......................................................      (488,511)         (63,842)       (234,687)
     Class B......................................................       (10,386)             N/A             N/A
     Class C......................................................          (542)             N/A             N/A
   Net realized gain on investments:
     Class A......................................................            --             (232)         (3,728)
                                                                     -----------       ----------      ----------
       Total distributions........................................      (499,439)         (64,074)       (238,415)
                                                                     -----------       ----------      ----------

Share transactions (note 4): Proceeds from sale of shares:
     Class A (note 3).............................................     3,515,631        1,112,784       5,390,694
     Class B......................................................       643,899              N/A             N/A
     Class C......................................................        49,366              N/A             N/A
   Net asset value of shares issued in reinvestment of net investment income and realized gain distributions:
       Class A....................................................       289,383           20,355         152,133
       Class B....................................................         4,425              N/A             N/A
       Class C....................................................           445              N/A             N/A
   Payments for redemption of shares:
     Class A......................................................    (1,562,117)        (164,747)       (555,029)
     Class B......................................................           (52)             N/A             N/A
     Class C......................................................       (11,437)             N/A             N/A
                                                                     -----------       ----------      ----------
   Increase in net assets from share transactions.................     2,929,543          968,392       4,987,798
                                                                     -----------       ----------      ----------
     Total increase in net assets.................................     4,039,428          885,719       4,411,859
Net assets at beginning of year...................................     7,354,515        6,468,796       2,056,937
                                                                     -----------       ----------      ----------
Net assets at end of year (including undistributed net investment
   income $6,256, $1,459 and $0, respectively)....................   $11,393,943       $7,354,515      $6,468,796
                                                                     ===========       ==========      ==========

See accompanying notes to financial statements.

VOYAGEUR KANSAS TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Voyageur Kansas Tax Free Fund (the Fund), a fund within Voyageur Investment Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Fund is registered as a non-diversified Fund. The Fund seeks high current income free from federal and state income taxes and local intangibles tax by investing in investment grade municipal bonds.
     The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares, first offered by the Fund in 1995, may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares, first offered in 1995, are not subject to a contingent deferred sales charge or a front-end sales charge and have no conversion feature. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.
     Voyageur Investment Trust has an unlimited number of authorized shares of beneficial interest that may be issued in one or more series. Effective December 31, 1994, the Fund changed its fiscal year end from October 31 to December 31.
     The significant accounting policies followed by the Fund is summarized as follows:

USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
     Securities are valued at fair value as determined by the Board of Trustees. Determination of fair value involves, among other things, using pricing services or prices quoted by independent brokers. Short-term securities are valued at amortized cost which approximates market value.
     Security transactions are accounted for on the trade date. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.
     The Fund concentrates its investments in certain geographic areas and therefore, may have more credit risk related to the economic conditions of these areas than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
   Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

FEDERAL TAXES
     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute its income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions on certain book-to-tax differences is reflected as excess distributions of net realized gains in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. For federal income tax purposes, the Fund has a capital loss carryover at December 31, 1995, of $130,899 that will expire in 2003 and 2004 if not offset by subsequent capital gains. It is unlikely the Board of Trustees will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS
     Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be distributed throughout the year and net long-term realized capital gains, when available, are distributed annually.

(2)  INVESTMENT SECURITIES TRANSACTIONS
     Purchase cost and proceeds of sales of investment securities other than short-term securities aggregated $5,720,176 and $1,814,256, respectively, for the year ended December 31, 1995.

(3)  EXPENSES
     The Fund has an investment advisory and management fee agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is payable monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets, on an annual basis. During the year ended December 31, 1995, Voyageur voluntarily absorbed $50,000 excluding waivers of distribution fees and expense reductions.
     The Fund will also pay a fee to Voyageur for acting as the Fund's dividend-disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.
     Each class of shares has a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under this plan the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Class A Shares and 1.00% of the Fund's average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. During the year ended December 31, 1995, Fund Distributors voluntarily waived Class A distribution fees of $19,960 and Class B distribution fees of $601. During the year ended December 31, 1995, the Fund earned $10,841 in credits on uninvested cash balances held by the Fund at the custodian. These credits were used to reduce certain fees for various custodial, pricing and accounting services provided by the custodian bank. Sales charges paid by Class A shareholders during the year ended December 31, 1995 were $104,287. Of these amounts, Fund Distributors received $14,394.

(4)  SHARE TRANSACTIONS

Transactions in shares of beneficial interest during each period were as follows:

                                                                        A SHARES
                                                ----------------------------------------------------
                                                     YEAR               TWO MONTHS           YEAR
                                                     ENDED                 ENDED             ENDED
                                                 DECEMBER 31,          DECEMBER 31,       OCTOBER 31,
                                                     1995                  1994              1994
                                                 -----------            ----------        ----------
Shares sold...............................           344,300               118,014           520,204
Shares issued for
   reinvested distributions...............            28,446                 2,191            14,902
Shares redeemed...........................          (152,018)              (17,413)          (53,065)
                                                 -----------            ----------        ----------
Increase in shares
   outstanding............................           220,728               102,792           482,041
                                                 ===========            ==========        ==========


                                                          B SHARES                  C SHARES
                                                      -----------------        ------------------
                                                         PERIOD FROM               PERIOD FROM
                                                      APRIL 8, 1995* TO        APRIL 12, 1995* TO
                                                        DECEMBER 31,              DECEMBER 31,
                                                            1995                      1995
                                                      -----------------        ------------------
Shares sold...............................                 62,637                      4,753
Shares issued for
   reinvested distributions...............                    424                         43
Shares redeemed...........................                     (5)                    (1,104)
                                                         --------                  ---------
Increase in shares
   outstanding............................                 63,056                      3,692
                                                         ========                  =========

*  Commencement of operations.

(5)   FINANCIAL HIGHLIGHTS

Per share data (rounded to the nearest cent) for a share of beneficial interest outstanding and selected information for each period are as follows:

                                                  A SHARES                              B SHARES      C SHARES
                                    -------------------------------------------------  -----------   -----------
                                                                          PERIOD FROM  PERIOD FROM   PERIOD FROM
                                        YEAR      TWO MONTHS    YEAR      NOVEMBER 30,   APRIL 8,      APRIL 12,
                                       ENDED        ENDED      ENDED       1992(d) TO   1995(d) TO    1995(d) TO
                                    DECEMBER 31, DECEMBER 31, OCTOBER 31,  OCTOBER 31,  DECEMBER 31,  DECEMBER 31,
                                        1995         1994       1994          1993          1995          1995
                                       ------       -----      ------        ------        ------        ------
Net asset value:
   Beginning of period...............  $9.50        $9.63      $10.85        $10.00        $10.19        $10.20
                                       ------       -----      ------        ------        ------        ------
Operations:
   Net investment income.............    .56          .09         .57           .56           .34           .32
   Net realized and unrealized
     gain (loss) on investments......   1.22         (.13)      (1.21)          .85           .54           .51
                                       ------       -----      ------        ------        ------        ------
       Total from operations.........   1.78         (.04)       (.64)         1.41           .88           .83
                                       ------       -----      ------        ------        ------        ------
Distributions to shareholders:
   From net investment income (a)....   (.55)        (.09)       (.57)         (.56)         (.33)         (.31)
   From net realized gains...........     --           --        (.01)           --            --            --
                                       ------       -----      ------        ------        ------        ------
     Total distributions.............   (.55)        (.09)       (.58)         (.56)         (.33)         (.31)
                                       ------       -----      ------        ------        ------        ------
Net asset value:
     End of period...................  $10.73       $9.50      $ 9.63        $10.85        $10.74        $10.72
                                       ======       =====      ======        ======        ======        ======

Total investment return (b)..........  19.13%       (.38)%     (6.10)%        14.49%         8.76%         8.29%
Net assets at end of period
   (000's omitted)................... $10,677       $7,355      $6,469        $2,057          $677           $40

Ratios:
   Ratio of expenses to
     average daily net assets (f)....    .37%      .01%(e)        .06%           --%       .94%(e)      1.27%(e)
   Ratio of net investment income
     to average daily net assets.....   5.32%     5.88%(e)       5.30%      5.26%(e)      4.63%(e)      4.21%(e)
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c)..............   1.11%     1.25%(e)       1.25%      1.25%(e)      1.68%(e)      1.79%(e)
           Net investment income.....   4.58%     4.64%(e)       4.11%      4.01%(e)      3.89%(e)      3.69%(e)
Portfolio turnover rate (excluding
   short-term securities)............  19.71%          --%      38.96%        28.87%        19.71%        19.71%

See accompanying notes to Financial Highlights.

(5)  FINANCIAL HIGHLIGHTS (CONTINUED)

NOTES TO FINANCIAL HIGHLIGHTS

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax. For the year ended October 31, 1994, $.01 per share of the distributions from net investment income was subject to state income tax for the Fund.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur and Fund Distributors voluntarily waived or reimbursed a portion of expenses during the periods presented. The annual contractual expense limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(d)  Commencement of operations.
(e)  Adjusted to an annual basis.
(f) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.

VOYAGEUR KANSAS TAX FREE FUND
INVESTMENTS IN SECURITIES                                                                         DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                                           COUPON                MARKET
    ($000)        NAME OF ISSUER (D)                                                  RATE   MATURITY     VALUE (a)
-------------------------------------------------------------------------------------------------------------------
             (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
             MUNICIPAL BONDS (100.4%):
             GENERAL OBLIGATION (58.2%):
             ------------------------------------------------------------------------------------------------------
     $240    Allen County United School District #258 (AMBAC Insured)...............  6.88%    09-01-10    $283,500
      405    Atchison County United School District #409 (FSA Insured)..............  5.38     09-01-15     407,114
      245    Dodge City School District #443 (FSA Insured)..........................  5.00     03-01-11     240,945
      215    Dodge City School District #443 (FSA Insured)..........................  5.00     03-01-14     210,218
      250    Douglas County Lawrence United School District #497....................  6.00     09-01-15     261,968
      250    Harvey County United School District #373 (AMBAC Insured)..............  4.90(c)  09-01-12     241,693
      250    Harvey County United School District #373 (AMBAC Insured)..............  4.90(c)  09-01-13     240,827
      300    Jefferson County School District #339 (MBIA Insured)...................  5.50     10-01-12     305,178
      250    Jefferson County United School District #340 (FSA Insured).............  6.35     09-01-15     269,818
      750    Johnson County.........................................................  6.13     09-01-12     797,737
      500    Kansas City (MBIA Insured).............................................  5.38     09-01-10     505,215
      350    Kansas City (MBIA Insured).............................................  5.38     09-01-10     353,651
      250    Puerto Rico Commonwealth (AMBAC Insured)...............................  5.85     07-01-15     258,438
      250    Riley County School District #383......................................  5.10     11-01-14     245,325
      250    Sedgwick County Maize United School District #266 (FSA Insured)........  5.88     09-01-12     261,075
      250    Sedgwick County Renwick United School District #267 (AMBAC Insured)....  6.15     11-01-09     273,097
      250    Sedgwick County United School District #265 (FSA Insured)..............  5.50     10-01-13     253,615
      130    Shawnee County School District #437 (AMBAC Insured)....................  5.25     09-01-10     130,754
      200    Shawnee County School District #501 (FGIC Insured).....................  5.75     02-01-11     206,852
      250    Shawnee County United School District #345 (MBIA Insured)..............  5.75     09-01-11     260,088
      250    Summer County  United School District #356 (MBIA Insured)..............  5.75     09-01-11     260,992
      350    Topeka Utility Series B................................................  5.60     08-15-10     361,213
                                                                                                        -----------
                                                                                                          6,629,313
                                                                                                        -----------
             UTILITIES (15.3%):
             ------------------------------------------------------------------------------------------------------
      500    Hutchinson Water & Sewer (AMBAC Insured)...............................  5.00     12-01-11     491,475
      175    Johnson County Water Revenue...........................................  5.25     12-01-15     173,287
      900    Kansas City Utility System Revenue (FGIC Insured)......................  6.38     09-01-23     981,135
      100    Salina Water & Sewer Revenue (MBIA Insured)............................  5.25     09-01-12     100,215
                                                                                                        -----------
                                                                                                          1,746,112
                                                                                                        -----------
             TRANSPORTATION (6.1%):
             ------------------------------------------------------------------------------------------------------
      350    Kansas Department of Transportation....................................  5.38     03-01-13     351,757
      250    Kansas Department of Transportation Highway Revenue....................  5.00     09-01-12     244,455
      100    Kansas Turnpike Authority (AMBAC Insured)..............................  5.25     09-01-13     100,143
                                                                                                        -----------
                                                                                                            696,355
                                                                                                        -----------
             INDUSTRIAL (2.8%):
             ------------------------------------------------------------------------------------------------------
      250    Kansas Development Finance Authority Water Pollution Control...........  6.00     11-01-14     263,248
       50    Wamego Pollution Control Revenue Western Resources Inc. Project
               (MBIA Insured).......................................................  6.00     02-01-33      51,570
                                                                                                        -----------
                                                                                                            314,818
                                                                                                        -----------
             HEALTH CARE (9.7%):
             ------------------------------------------------------------------------------------------------------
      250    Lawrence Memorial Hospital.............................................  6.20     07-01-19     257,948
      250    Olathe Good Samaritan Lutheran Health (AMBAC Insured)..................  6.00     05-01-19     263,107
      100    Olathe Health Facility (AMBAC Insured).................................  5.88     09-01-16     102,844
      250    Shawnee County Sister of Charity Hospital Revenue......................  5.00     12-01-10     243,278
      250    Shawnee County Sister of Charity Hospital (FSA Insured)................  5.00     12-01-23     235,312
                                                                                                        -----------
                                                                                                          1,102,489
                                                                                                        -----------
             HOUSING (2.8%):
             ------------------------------------------------------------------------------------------------------
       50    Martin Creek Multifamily Housing Revenue (FHA Insured).................  6.50     08-01-24      52,296
      250    Olathe Multifamily Deerfield Apartment Series 1994A (FNMA Insured).....  6.45     06-01-19     262,548
                                                                                                        -----------
                                                                                                            314,844
                                                                                                        -----------
             EDUCATION (5.5%):
             ------------------------------------------------------------------------------------------------------
      300    Kansas City Community College (MBIA Insured)...........................  6.25     05-15-20     317,358
      300    Kansas Development Finance Authority Wichita State University
               (AMBAC Insured)......................................................  5.88     06-01-17     313,494
                                                                                                        -----------
                                                                                                            630,852
                                                                                                        -----------

                TOTAL INVESTMENTS IN SECURITIES (cost: $10,794,843) (b)                                 $11,434,783
                                                                                                        ===========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 1 to the financial statements.

(b) Also represents the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation in securities based on these costs were as follows:

                    GROSS             GROSS                NET
                 UNREALIZED        UNREALIZED           UNREALIZED
                APPRECIATION     (DEPRECIATION)       APPRECIATION
                ------------     --------------       ------------
                  $642,895          $(2,955)            $639,940

(c) At December 31, 1995, the cost of securities purchased on a when-issued basis was $481,070 for the Fund.

(d) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:


              AAA/AAA          AA/AA         A/A         TOTAL
              -------          -----         ---         -----
                70%             28%          2%          100%

FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the periods ended December 31, 1995 shown below. Exempt interest dividends are exempt from federal income tax and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1996, the Fund separately provided each shareholder with tax information for calendar year 1995.

                                                       PER CLASS             PER CLASS              PER CLASS
                                                        A SHARE               B SHARE                C SHARE
                                                     ------------         --------------         ---------------
                                                         YEAR               PERIOD FROM            PERIOD FROM
                                                         ENDED             APRIL 8, 1995         APRIL 12, 1995
                                                     DECEMBER 31,         TO DECEMBER 31,        TO DECEMBER 31,
                                                         1995                  1995                   1995
                                                     ------------         --------------         ---------------
Net investment income distributions
   (none qualifying for corporate dividend
      received deduction)..........................     $.5504                $.3277                 $.3118
                                                        ======                ======                 ======

For federal income tax purposes, 100% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.